Free Writing Prospectus

Filed Pursuant to Rule 433

Registration No. 333-169119

December 8, 2010

BARCLAYS CAPITAL

EQUITIES | FLOW DERIVATIVES

ETF & ETN GUIDE[1]

Q3 2010
1,065 US LISTED PRODUCTS
TOTAL $926BN IN ASSETS AND ETNS ISSUED

EXCHANGE TRADED FUNDS (ETFs)		
EQUITIES	**Assets (bn)**	**Page**
US Indices: Broad-Based Total Market, Large Cap, Mid Cap, Small Cap, Micro Cap	$195.9	1
US Indices: Value Total Market, Large Cap, Mid Cap, Small Cap	$34.9	1
US Indices: Growth Total Market, Large Cap, Mid Cap, Small Cap	$31.6	1
US Sectors Consumer Discretionary, Consumer Staples & Non-Cyclical, Energy, Financials, Healthcare, Industrials, Materials, Multi-sector, Real Estate, Technology, Telecommunications, Utilities, Water & Clean Energy	$127.5	2
International Global, Asia Pacific, Europe, North America, Emerging Markets	$227.6	4
Leveraged	$9.8	5
Inverse	$14.4	6
Dividend Domestic, International	$20.7	6
FICC		
Fixed Income US Credit, US Government, Aggregate & Other, International, Municipal	$135.1	8
Commodities	$85.3	8
Currencies	$5.0	8
Leveraged	$0.9	8
Inverse	$6.3	8
SPECIALTY		
Active	$0.7	9
Fundamental	$4.2	9
Life-Cycle & Allocation	$0.4	9
Quantitative	$2.8	9
Other	$10.4	9

EXCHANGE TRADED NOTES (ETNs)		
Commodities General, Specific	$5.3	10
Currencies	$0.1	10
Leveraged / Inverse	$1.1	10
Other	$6.4	10

CONTACTS

Index & Portfolio Desk Analysts

Gabi Baez
+1 212 526 9374
gabriela.baez@barclayscapital.com

Laura Magnani
+1 212 526 0383
laura.magnani@barclayscapital.com

Trading

William Prager
+1 212 526 8979
william.prager@barclayscapital.com

David Hill
+1 212 526 8979
david.hill@barclayscapital.com

[1] All data and product names in this guide are derived from Bloomberg as of October 31, 2010. Full product names can be obtained in the relevant prospectuses relating to the products. iPath, iPath ETNs, and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks, or registered trademarks are the property of their respective owners.

For the most current data on the equity derivatives markets, as well as online access to world-class analytics tools, please visit the US VolCenter on Barclays Capital Live at https://live.barcap.com (keyword: USVolCenter).

EXCHANGE TRADED FUNDS (ETFs) EQUITIES

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol[1] ($MM)
US INDICES: BROAD-BASED				
Total Market Broad-Based				
VTI	Vanguard Total Stock Mkt	MSCIBM	$14,880	$116.6
IWV	iShares Russell 3000	RAY	2,876	31.1
VXF	Vanguard Extended Market	SPCMI	933	5.0
IYY	iShares DJ US Index	DJUS	548	3.6
SCHB	Schwab US Broad Market	DW2S	327	6.1
ISI	iShares S&P 1500	SPSUPX	296	1.2
TMW	SPDR DJ Total Market	DWCF	187	1.4
ONEQ	Fidelity NASDAQ Composite	CCMP	142	2.1
NYC	iShares NYSE Composite	NYA	99	0.5
VTHR	Vanguard Russell 3000	RAY	5	0.4
WXSP	Wilshire 4500 Completion	W4500	5	0.0
WFVK	Wilshire 5000 Tot Mrkt	W5000FLT	3	0.0
Large Cap Broad-Based				
SPY	SPDR S&P 500	SPX	$80,088	$26,644.0
IVV	iShares S&P 500	SPX	22,829	458.2
DIA	SPDR DJ Indust Avg	INDU	7,512	1,151.0
IWB	iShares Russell 1000	RIY	5,684	99.3
VV	Vanguard LC	MZUSP	2,617	12.6
OEF	iShares S&P 100	OEX	2,133	48.3
RSP	Rydex S&P EW	SPXEWI	2,060	55.0
XLG	Rydex Russell Top 50	RTOP50	324	2.3
SCHX	Schwab US Large Cap	DWL	314	5.5
JKD	iShares Mrngstr LC	MLCR	246	1.3
MGC	Vanguard Mega Cap 300	MZUSL	243	2.3
NY	iShares NYSE 100	NYID	70	0.4
VOO	Vanguard S&P 500	n/a	61	4.8
ELR	SPDR DJ LC	DWLT	38	0.4
MKH	Market 2000 HOLDRs	XKH	21	0.0
IWL	iShares Russell T200	RUTPINTR	11	0.1
VONE	Vanguard Russell 1000	RIY	5	0.8
EUSA	iShares MSCI USA	GDDUUS	2	0.0
Mid Cap Broad-Based				
MDY	SPDR S&P MidCap 400	MID	$10,577	$575.0
IJH	iShares S&P MidCap 400	MID	7,836	78.0
IWR	iShares Russell MC	RMC	5,435	78.2
VO	Vanguard MC	MZUSM	2,704	14.1
JKG	iShares Mrngstr MC	MMCR	127	0.7
EMM	SPDR DJ MC	DWM	51	0.7
IVOO	Vanguard S&P MC 400	MID	5	0.1
Small Cap Broad-Based				
IWM	iShares Russell 2000	RTY	$13,932	$4,819.0
IJR	iShares S&P SmallCap 600	SML	5,842	97.8
VB	Vanguard SC	MZUSS	3,903	34.8
SCHA	Schwab US Small Cap	DWS	230	5.9
JKJ	iShares Mrngstr SC	MSCR	158	2.4
DSC	SPDR DJ SC	DWST	53	0.9
VTWO	Vanguard Russell 2000	RTY	16	4.5
VIOO	Vanguard S&P SC 600	SML	8	0.4
PQSC	PowerShares FTSE NQ SC	FTNDSC	1	0.0
Micro Cap Broad-Based				
IWC	iShares Russell Microcap	RMICRO	$391	$8.8
FDM	First Trust DJ Sel MicroCap	DJSM	57	0.8
PZI	PwrShrs Zacks MicroCap	ZAX	50	0.3
WMCR	Wilshire Micro-Cap	W5KMICRO	3	0.1

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
US INDICES: VALUE				
Total Market Value				
IWW	iShares Russell 3000 Value	RAV	$301	$3.1
Large Cap Value				
IWD	iShares Russell 1000 Value	RLV	$8,933	$120.7
VTV	Vanguard Value	MZUSPV	3,807	17.0
IVE	iShares S&P 500 Value	SVX	3,791	34.3
MGV	Vangrd Mega Cap 300 Val	MZUSLV	254	1.5
JKF	iShares Mrngstr LC Value	MLVL	200	1.0
IWX	iShares Russell T200 Value	RUTPVATR	184	0.8
ELV	SPDR DJ LC Value	DWLVT	167	1.2
SCHV	Schwab US LC Value	DWLV	102	1.3
RPV	Rydex S&P 500 Pure Value	SPXPV	56	1.7
VONV	Vanguard Russell 1000 Val	RLV	13	1.4
VOOV	Vanguard S&P 500 Val	SPV	8	0.5
Mid Cap Value				
IWS	iShares Russell MC Value	RMV	$2,859	$76.3
IJJ	iShares S&P MC 400 Value	MIDV	1,992	15.1
VOE	Vanguard MC Value	MZUSMV	706	5.9
JKI	iShares Mrngstr MC Value	MMVL	109	1.0
RFV	Rydex S&P 400 Pure Value	SPMPV	43	1.0
EMV	SPDR DJ MC Value	DWMV	38	0.3
IVOV	Vanguard S&P MC 400 Val	MIDV	5	0.3
Small Cap Value				
IWN	iShares Russell 2000 Value	RUJ	$4,327	$142.6
VBR	Vanguard SC Value	MSCISV	1,641	12.0
IJS	iShares S&P SC 600 Value	SMLV	1,605	22.1
JKL	iShares Mrngstr SC Value	MSVL	183	2.8
DSV	SPDR DJ SC Value	DWSV	126	1.5
RZV	Rydex S&P 600 Pure Value	SPSPV	91	3.7
VIOV	Vanguard S&P SC 600 Val	SMLV	8	0.5
VTWV	Vanguard Russell 2000 Val	RUJ	5	0.9
US INDICES: GROWTH				
Total Market Growth				
IWZ	iShares Russell 3000 Gro	RAG	$285	$1.1
Large Cap Growth				
IWF	iShares Russell 1000 Gro	RLG	$11,062	$152.8
IVW	iShares S&P 500 Growth	SGX	5,192	45.7
VUG	Vanguard Growth	MZUSPG	4,424	25.1
JKE	iShares Mrngstr LC Growth	MLGR	340	2.2
MGK	Vangrd Mega Cap 300 Gro	MZUSLG	322	2.0
IWY	iShares Russell T200 Gro	RUTPGRTR	193	0.8
ELG	SPDR DJ LC Growth	DWLGT	179	0.7
SCHG	Schwab US LC Growth	DWLG	146	1.7
RPG	Rydex S&P 500 Pure Gro	SPXPG	114	1.8
VOOG	Vanguard S&P 500 Gro	SGX	19	1.1
VONG	Vanguard Russell 1000 Gro	RIY	5	0.7
Mid Cap Growth				
IWP	iShares Russell MC Growth	RDG	$2,803	$35.0
IJK	iShares S&P MC 400 Gro	MIDG	2,431	31.3
VOT	Vanguard MC Growth	MZUSMG	781	4.9
RFG	Rydex S&P 400 Pure Gro	SPMPG	256	4.0
JKH	iShares Mrngstr MC Gro	MMGR	157	1.6
EMG	SPDR DJ MC Growth	DWMGT	66	0.7
IVOG	Vanguard S&P MC 400 Gro	MIDG	8	0.5
Small Cap Growth				
IWO	iShares Russell 2000 Gro	RUO	$3,036	$152.2
IJT	iShares S&P SC 600 Growth	SMLG	1,480	14.8
VBK	Vanguard SC Growth	MZUSSG	1,393	11.0
DSG	SPDR DJ SC Growth	DWSGT	139	1.5
JKK	iShares Mrngstr SC Growth	MSGR	77	1.3
RZG	Rydex S&P 600 Pure Gro	SPSPG	17	0.3
VIOG	Vanguard S&P SC 600 Gro	SMLG	8	0.4
VTWG	Vanguard Russell 2000 Gro	RUO	6	0.8

[1] All average volume calculations in this guide were calculated over the period between April 30, 2010 and October 31, 2010.

ETF & ETN Guide 1

EXCHANGE TRADED FUNDS (ETFs) EQUITIES

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
US SECTORS				
Consumer Discretionary				
XLY	Cons Discret Sector SPDR	IXY	$1,826	$310.3
XHB	SPDR S&P Homebuilders	SPSIHOTR	781	117.6
XRT	SPDR S&P Retail	SPSIRETR	565	607.3
RTH	Retail HOLDRs	IRH	477	218.5
ITB	iShares DJ US Home Constr	DJSHMB	350	9.6
VCR	Vanguard Cons Discret	MZUSIOCD	265	4.3
FXD	First Trust Cons Discr	STRQCD	246	3.5
IYC	iShares DJ US Cons Svcs	DJUSCY	190	5.6
BJK	Market Vectors-Gaming	WAGRT	118	0.4
RXI	iShares S&P Glb Cons Discr	SGD	102	0.9
PBS	PowerShares Dyn Media	DZM	79	1.2
PEJ	PwrShrs Dyn Leisure & Ent	DZL	54	1.1
PKB	PwrShrs Dyn Build & Constr	DWCX	37	0.2
XLYS	PwrShr S&P SmlCap ConsD.	SPSU6CDT	32	0.4
RCD	Rydex S&P EW Cons Discr	S25	25	0.5
IPD	SPDR S&P Intl Cons Discret	SPBMUCUP	19	0.2
PEZ	PwrShrs Dyn Cons Discr	EZZ	17	0.3
PMR	PowerShares Dyn Retail	DWR	10	0.4
AXDI	iShrsMSCI ACWIxUS ConsD	MSWDUCDN	6	0.1
Consumer Staples & Non-Cyclical				
XLP	Cons Staples Sector SPDR	IXR	$3,248	$194.6
VDC	Vanguard Cons Staples	MZUSIOCS	579	3.7
KXI	iShares S&P Glb Cons Stap	SGCS	313	2.7
IYK	iShares DJ US Cons Goods	DJUSNC	293	3.3
PBJ	PwrShrs Dyn Food & Bev	DZF	114	1.2
PSL	PowerShares Dyn ConsStap	EZS	39	0.2
FXG	First Trust Cons Staples	STRQCS	31	0.3
IPS	SPDR S&P Intl Cons Stap	SPBMU3UP	15	0.3
RHS	Rydex S&P EW Cons Stap	S30	14	0.1
XLPS	PwrShr S&P SmlCapCons St	SPSU6CST	5	0.2
AXSL	iShrsMSCI ACWIxUSConsSt	MSWDUCSN	3	0.1
Energy				
XLE	Energy Sector SPDR	IXE	$6,780	$1,083.0
OIH	Oil Service HOLDRs	OXH	2,161	696.0
IXC	iShares S&P Glb Energy	SGES	1,188	6.1
VDE	Vanguard Energy	MSCIEN	1,174	11.5
IYE	iShares DJ US Energy	DJUSEN	655	7.5
XOP	SPDR S&P Oil & Gas E&P	SPSIOPTR	546	204.6
IEZ	iShares DJ US Oil Eqp&Svc	DJSOES	360	8.1
FCG	First Trust ISE Nat Gas	FUM	358	10.8
IEO	iShares DJ US O&G E&P	DJSOEP	328	25.2
XES	SPDR S&P O&G Eqp&Svcs	SPSIOS	292	5.0
KOL	Market Vectors-Coal	TCOAL	291	10.3
NLR	Mkt Vect Nuclear Energy	DXNE	190	1.3
PXJ	PwrShrs Dyn Oil & Gas Svcs	DWO	153	1.3
ENY	Guggenheim Canada Energy	SWMEI	79	0.9
DKA	WisdomTree Intl Energy	WTIDENTR	67	0.5
PXE	PwrShrs Dyn Energy E&P	DWE	63	0.5
FXN	First Trust Energy	STRQEN	48	0.7
PXI	PowerShares Dyn Energy	EZK	46	0.3
PKN	PwrShrs Glb Nuclear Energy	WNAI	39	0.1
NUCL	iShares S&P Glb Nuclr Ener	SPGTNET	18	0.1
PKOL	PowerShares Global Coal	QCOL	17	0.2
RYE	Rydex S&P EW Energy	S10	16	0.2
IPW	SPDR S&P Intl Energy	SPBMU1UP	14	0.1
EEO	Emer Glob Sh DJ EM Ener	DJEEO	10	0.1
WCAT	Jeffries TR/J CRB Wildcat	WCATI	8	0.2
XLES	PwrShr S&P SmlCap Energy	SPSU6ET	6	0.2
AXEN	iShrs MSCI ACWIxUS Enrgy	MSWDUENN	6	0.1
CHIE	Global X China Energy	CHIE	5	0.1

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
US SECTORS (continued)				
Financials				
XLF	Financial Sector SPDR	IXM	$5,528	$1,577.0
KBE	SPDR KBW Bank	BKX	840	112.9
KRE	SPDR KBW Regional Bank	KRX	537	83.0
VFH	Vanguard Financials	MZUSIOFN	512	6.3
IYF	iShares DJ US Financial	DJUSFN	431	92.8
IXG	iShares S&P Glb Financials	SGFS	291	3.3
FXO	First Trust Financial	STRQFN	220	3.0
IYG	iShares DJ US Finan Svcs	DJUSFV	214	15.2
KIE	SPDR KBW Insurance	KIX	202	31.9
IAT	iShares DJ US Reg Banks	DJSRBK	128	3.2
RKH	Regional Bank HOLDRs	XRH	87	45.8
CHIX	Global X China Financials	CHIF	85	0.8
IAK	iShares DJ US Insurance	DJSINS	82	1.0
IAI	iShares DJ US Broker Dlrs	DJSINV	77	3.2
KCE	SPDR KBW Capital Markets	KSX	52	3.4
XLFS	PwrShr S&P SmlCap Fin	SPSU6FT	50	0.5
EUFN	iShares MSCI Europe Fin	MXEUOFN	27	0.5
RWW	RevenueShares Financial	SSFINL	22	0.3
PIC	PowerShares Dyn Insurance	DWJ	19	0.1
PJB	PowerShares Dyn Banking	DHD	18	0.1
PFI	PowerShares Dyn Financial	EZF	17	0.1
RYF	Rydex S&P EW Financials	S40	17	0.2
EFN	Emer Glob Sh DJ EM Finan	DJEFN	11	0.1
IPF	SPDR S&P Intl Financials	SPBMU4UP	9	0.3
QABA	Frst Trst NQ ABA Comm Bk	ABQI	9	0.1
EMFN	iShares MSCI EM Fin.	MXEF0FN	9	0.1
BRAF	Global X Brazil Finan	n/a	6	0.2
AXFN	iShrs MSCI ACWI exUS Fin	MXWDUFN	2	0.0
FEFN	iShares MSCI Far East Fin	MXFA0FN	2	0.0
KME	SPDR KBW Mortg Fin	MFXTR	2	0.1
Healthcare				
XLV	Health Care Sector SPDR	IXV	$2,664	$254.4
IBB	iShares Nasdaq Biotech	NBI	1,488	72.7
VHT	Vanguard Health Care	MZUSIOHC	612	2.8
IYH	iShares DJ US Healthcare	DJUSHC	577	4.8
PPH	Pharmaceutical HOLDRs	IPH	549	30.7
XBI	SPDR S&P Biotech	SPSIBITR	533	12.1
IXJ	iShares S&P Glb Healthcare	SGH	482	3.3
IHI	iShares DJ US Med Equip	DJSMDQ	322	5.5
BBH	Biotech HOLDRs	IBH	275	4.3
XPH	SPDR S&P Pharmaceuticals	SPSIPHTR	205	2.5
PBE	PwrShr Dyn Biotech & Gen	DZO	183	1.1
FBT	Frst Trst NYSE Arca Biotech	BTK	168	3.0
IHE	iShares DJ US Pharmaceut	DJSPHM	159	2.1
IHF	iShares DJ US HC Providers	DJSHCP	106	4.6
PJP	PowerShares Dyn Pharma	DZR	67	0.4
RYH	Rydex S&P EW Health Care	S35	55	1.0
FXH	First Trust Health Care	STRQHC	52	0.7
PTH	PowerShares Dyn HlthCare	EZX	49	0.6
XLVS	PwrShr S&P SmlCap Health	SPSU6HCT	41	0.5
PTJ	PowerShares Dyn HC Svcs	DHC	15	0.4
IRY	SPDR S&P Intl Health Care	SPBMUHUP	11	0.1
AXHE	iShrs MSCI ACWIxUS Health	MSWDUHCN	6	0.1
PBTQ	PowerShares Global Biotech	QGBI	4	0.0

ETF & ETN Guide 2

EXCHANGE TRADED FUNDS (ETFs) EQUITIES

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
US SECTORS (continued)				
Industrials				
XLI	Industrial Sector SPDR	IXI	$3,058	$591.9
IYT	iShares DJ Transportation	TRAN	622	79.2
VIS	Vanguard Industrials	MSCIIN	340	3.3
IYJ	iShares DJ US Industrial	DJUSIN	327	7.5
EXI	iShares S&P Glb Industrial	SGN	186	1.6
ITA	iShares DJ US Aerosp & Def	DJSASD	155	5.8
PPA	PwrShrs Aerospace & Def	DXS	107	0.7
FAA	Guggenheim Airline	AXGAL	48	1.4
RGI	Rydex S&P EW Industrials	S20	42	0.2
FXR	First Trust Industrials	STRQIN	34	0.3
PRN	PowerShares Dyn Industrial	EZL	32	0.2
CHII	Global X China Industrials	CHII	29	0.3
XLIS	PwrShr S&P SmlCap Indust	SPSU6IT	22	0.2
IPN	SPDR S&P Intl Industrials	SPBMU2UP	19	0.2
PTRP	PwrShrs Glb Progr Transpor	HAUL	6	0.0
AXID	iShrs MSCI ACWIxUS Indust	MSWDUINN	6	0.1
Materials				
GDX	Market Vectors Gold Miners	GDM	$7,578	$509.5
XLB	Materials Sector SPDR	IXB	2,060	368.0
GDXJ	Mkt Vect Junior Gold Miners	MVGDXJTR	1,516	48.3
MXI	iShares S&P Glb Materials	SGM	906	5.0
IYM	iShares DJ US Basic Mat	DJUSBM	829	76.7
XME	SPDR S&P Metals & Mining	SPSIMM	740	243.5
VAW	Vanguard Materials	MZUSI0MT	469	6.4
SLX	Market Vectors Steel	STEEL	285	21.4
FXZ	First Trust Materials	STRQMT	270	4.0
SIL	Global X Silver Miners ETF	SOLGLOSI	135	3.2
CUT	Guggenheim Timber	CGTBR	115	1.9
WOOD	iShares S&P Glb Timb&For	SPGTTFT	60	0.6
PYZ	PwrShrs Dyn Basic Material	EZBX	58	0.4
CHIM	Global X China Materials	CHIMAT	57	0.4
PSAU	PwrShrs Glb Gold&PrecMet	QGLD	57	0.4
DBN	WisdomTree Intl Basic Mat	WTIDBMTR	42	0.2
RTM	Rydex S&P EW Materials	S15	34	0.6
CU	First Trust ISE Glb Copper	ISC	31	0.4
IRV	SPDR S&P Intl Materials	SPBMU6UP	27	0.3
EMT	EmerGlbSh DJ EM Met&Min	DJEMT	25	0.2
COPX	Global X Copper Miners ETF	SOLGLOCO	11	0.2
PLTM	First Trust ISE Glb Plat	ORE	8	0.2
EMMT	iShares MSCI EM Materials	MXEF0MT	7	0.1
AXMT	iShrs MSCI ACWIxUS Mater	MSWDUMTN	6	0.0
PSTL	PowerShares Global Steel	QSTL	5	0.1
CRBA	Jefferies TR/J CRB Agri Eqy	CRBAX	5	0.0
CRBI	Jefferies TR/J CRB Ind Metl	CRBIX	4	0.0
XLBS	PwrShr S&P SmlCap Mater	SPSU6MT	3	0.1
Multi-Sector				
MOO	Mkt Vectors Agribusiness	DXAG	$1,982	$30.4
IGE	iShares S&P NA Nat Res	SPGSSINR	1,721	11.2
IGF	iShares S&P Glb Infrastruc	SPGTINFR	470	2.1
CHIQ	Global X China Consumer	CHIQ	157	2.1
EMIF	iShares S&P EM Infrastruc	SPGEIFDT	76	0.6
PAGG	PwrShrs Global Agriculture	QAGR	56	0.6
LIT	Global X Lithium	SOLLIT	52	2.0
BRXX	Emer Glob Sh Brazil Infr	IBRXX	48	1.0
FLM	First Trust ISE Glb Eng	CVL	33	0.3
GRID	First Trust NQ Smart Grid	n/a	33	0.2
ECON	Emer Glb Shrs DJ EM Cons	n/a	33	2.5
BRAQ	Global X Brazil Consumer	SOLBZLC	20	0.5
QQXT	First Trust NDX Ex-Tech	NDXM	18	0.2
SEA	Guggenheim Shipp	DGAGSIT	14	0.6
INXX	EM Glb Shrs INDXX India Inf	EGSXXXT	10	0.4
CHXX	Emer Glob Sh China Infr	ICHXX	8	0.3
GNR	SPDR S&P Glb Nat Resour	SPGNRUP	8	0.6

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
US SECTORS (continued)				
Real Estate				
VNQ	Vanguard REIT	RMZ	$6,680	$151.6
IYR	iShares DJ US Real Estate	DJUSRE	2,974	804.0
ICF	iShares C&S Realty Majors	RMP	2,300	58.1
RWX	SPDR DJ Intl Real Estate	DWXRSN	1,391	6.2
RWR	SPDR DJ REIT	DWRTF	1,314	23.6
IFGL	iShares F E/N Devel RExUS	RUGL	372	1.6
RWO	SPDR DJ Glb Real Estate	DWGRST	146	0.9
WPS	iShares S&P DevelxUS Prpty	SPBMWUUT	129	0.7
DRW	WisdomTree Intl RealEstate	WTIRETR	112	0.8
REM	iShares FTSE NAREIT Mrtge	TFNMRC	78	0.6
FRI	First Trust S&P REIT	SPREIT	69	1.1
REZ	iShares FTSE NAREIT Resid	TFN17C	61	0.8
TAO	Guggenheim China RE	ACNRE	56	0.9
FFR	Frst Trst EPRA/NAREIT Glb	UNGL	50	0.4
FTY	iShres FTSE NAREIT RE 50	FNRSTR	44	0.8
GRI	C&S Global Realty Majors	GRM	33	0.3
IFAS	iShares F E/N Asia	EGAS	26	0.2
RTL	iShares FTSE NAREIT Retail	TFN20C	11	0.2
IFEU	iShares F E/N Europe	EPRA	9	0.0
FIO	iShares FTSE NAREIT Indu	TFN13C	9	0.2
IFNA	iShares F E/N North Am	EGNA	8	0.1
WREI	Wilshire US REIT ETF	WILREIT	6	0.1
Technology				
QQQQ	PowerShares QQQ	NDX	$21,960	$4,221.0
XLK	Technology Sector SPDR	IXT	4,550	269.7
VGT	Vanguard Technoloy	MZUSI0IT	1,283	9.3
IYW	iShares DJ US Technology	DJUSTC	1,222	17.4
SMH	Semiconductor HOLDRs	XSH	591	445.0
IXN	iShares S&P Glb Technology	SGI	543	3.8
IGM	iShares S&P NA Technology	SPGSTI	395	4.2
FDN	First Trust DJ Internet	DJINET	356	5.5
IGV	iShares S&P NA Software	SPGSTISO	324	4.3
QTEC	First Trust NDX Technology	NDXT	287	3.8
MTK	SPDR MS Technology	MSH	192	1.2
IGN	iShrs S&P NA MMedia Ntwk	SPGSTIIP	187	3.1
IGW	iShares S&P NA Semicond	SOX	179	9.1
HHH	Internet HOLDRs	HHI	98	1.8
RYT	Rydex S&P EW Technology	S45	85	1.4
XSD	SPDR S&P Semiconductor	SPSISCTR	77	7.7
FXL	First Trust Technology	STRQTC	73	1.0
SWH	Software HOLDRs	XWH	70	1.0
PXQ	PowerShares Dyn Netwrking	DZN	67	1.2
QQEW	First Trust NDX Equal Wgt	NDXE	59	0.8
PSJ	PowerShares Dyn Software	DZC	54	0.6
IAH	Internet Architect HOLDRs	XAH	40	0.4
PTF	PowerShares Dyn Tech	EZV	35	0.2
XLKS	PwrShr S&P SmlCap InfTech	SPSU6TT	29	0.3
PSI	PwrShrs Dyn Semicond	DZE	26	0.3
CQQQ	Guggenheim China Tech	ACNITTR	22	0.4
IPK	SPDR S&P Intl Technogy	SPBMUTUP	21	0.2
PNQI	PwrShrs NASDAQ Internet	QNET	19	0.3
BDH	Broadband HOLDRs	XDH	7	0.2
IIH	Internet Infrastr HOLDR	YIH	13	0.3
AXIT	iShrsMSCI ACWIxUS Info Te	MSWDUITN	6	0.0
CHIB	Global X China Technology	CHIT	4	0.0
BHH	B2B Internet HOLDRs	BUXB	4	0.0
Telecommunications				
IYZ	iShares DJ US Telecomm	DJSTELT	$800	$12.4
IXP	iShares S&P Glb Telecomm	SGT	387	3.6
VOX	Vanguard Telecomm	MSCITC	309	2.2
TTH	Telecom HOLDRs	ITH	172	1.8
PTE	PowerShares Dyn Telecom	DWY	16	0.1
IST	SPDR S&P Intl Telecomm	SPBMUSUP	16	0.1
WMH	Wireless HOLDRs	IWH	14	0.0
AXTE	iShrs MSCI ACWIxUS Telco	MSWDUTCN	6	0.1

ETF & ETN Guide 3

EXCHANGE TRADED FUNDS (ETFs) EQUITIES

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
US SECTORS (continued)				
Utilities				
XLU	Utilities Sector SPDR	IXU	$4,167	$220.4
VPU	Vanguard Utilities	MZUSIOUT	623	4.0
IDU	iShares DJ US Utilities	DJUSUT	530	5.1
JXI	iShares S&P Glb Utilities	SGU	253	2.1
UTH	Utilities HOLDRs	XUH	57	0.7
GII	SPDR Glb Infrastruct 100	MCGIGIDT	54	0.2
PUI	PowerShares Dyn Utilities	DWU	41	0.2
FXU	First Trust Utilities	STRQUT	39	0.3
XLUS	PwrShr S&P SmlCap Util	SPSU6UT	38	0.4
DBU	WisdomTree Intl Utilities	WTIDUTTR	38	0.3
RYU	Rydex S&P EW Utilities	SSS	18	0.1
IPU	SPDR S&P Intl Utilities	SPBMUUUP	7	0.1
AXUT	iShrs MSCI ACWIxUS Utilit	MSWDUUTN	5	0.1
Water & Clean Energy				
PHO	PowerShares Water Resour	ZWI	$1,106	$4.8
PBW	PwrShrs WH Clean Energy	ECO	565	3.7
PIO	PowerShares Global Water	PIIWI	321	1.2
CGW	Guggenheim S&P Glb Water	SPGTAQUA	206	1.1
TAN	Guggenheim Solar	SUNIDX	164	3.6
PBD	PwrShrs Glb Clean Energy	NEX	164	0.7
PZD	PowerShares Cleantech	CTIUS	150	0.5
GEX	Mkt Vec Glb Alt Energy	AGIXLT	146	1.2
PUW	PwrShrs WH Progr Energy	WHPRO	57	0.2
ICLN	iShares S&P Glb Clean En	SPGTCLTR	57	0.4
FAN	First Trust Glb Wind Ener	GWE	56	0.4
FIW	First Trust ISE Water	HHO	44	0.3
QCLN	First Trust NQ Green Energy	CELS	35	0.2
EVX	Mkt Vec Environment Svcs	AXENV	28	0.2
KWT	Market Vectors Solar Ener	SOLRXT	28	0.3
PWND	PwrShrs Global Wind Energy	QWND	28	0.2
INTERNATIONAL				
Global				
EFA	iShares MSCI EAFE	NDDUEAFE	$36,101	$1,303.0
VEU	Vnguard FTSE All-Wrld xUS	FTR1WXUS	6,283	45.8
VEA	Vanguard Europe Pacific	NDDUEAFE	5,004	49.1
EFG	iShares MSCI EAFE Growth	NDUGEAFF	1,382	6.6
ACWI	iShares MSCI ACWI	NDUEACWF	1,363	13.3
EFV	iShares MSCI EAFE Value	NDUVEAFF	1,334	6.9
SCZ	iShares MSCI EAFE SC	NCUDEAFE	1,190	10.7
IOO	iShares S&P Global 100	SPTR100N	823	8.1
ACWX	iShares MSCI ACWI ex US	NDUEACWZ	779	6.0
VT	Vanguard Total World	FTAW01	711	4.3
GWX	SPDR S&P Intl SC	STBMWUU2	691	5.1
VSS	Vanguard FTSE AWxUS SC	FSMUGXUS	556	4.6
CWI	SPDR MSCI ACWI ex-US	NDUEACWZ	406	1.9
SCHF	Schwab International Equity	FTAD02	353	3.8
TOK	iShares MSCI Kokusai	NDDUKOK	267	0.4
GWL	SPDR S&P World ex-US	SCRTWU	110	0.6
DGT	SPDR DJ Global Titans	DJGTR	89	0.4
ADRD	BLDRS DM 100 ADR	BKTDM	77	0.3
SCHC	Schwab Intl Small-Cap	GPSCW6U	69	0.8
IFSM	iShares FTSE Dev SC ex NA	SD12X	37	0.3
MDD	SPDR S&P Intl MC	SPBMUMUP	31	0.2
EEN	Guggenhm EW EU-Pac LDR	BKEPA	4	0.0

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
INTERNATIONAL (continued)				
Asia Pacific				
EPP	iShares MSCI Pacific ex-JP	NDDUPFXJ	$4,166	$57.4
EWJ	iShares MSCI Japan	NDDUJN	4,069	202.7
EWA	iShares MSCI Australia	NDDUAS	2,750	118.1
AAXJ	iShares MSCI AC Asia ex JP	NDUECAXJ	2,370	32.0
EWS	iShares MSCI Singapore	MXSG	2,093	45.4
EWH	iShares MSCI Hong Kong	NDDUHK	2,090	100.9
VPL	Vanguard Pacific	MXPC	1,504	9.5
AIA	iShares S&P Asia 50	SPAS0	175	1.1
ITF	iShares S&P/TOPIX 150	SPTR150N	120	0.7
JSC	SPDR Russ/Nom Japan SC	RNSCI	64	0.5
ENZL	iShares MSCI NZ Inves Mkt	MIMUNZLN	59	2.3
ADRA	BLDRS Asia 50 ADR	BKTAS	48	0.2
SCJ	iShares MSCI Japan SC	NCUAJN	39	0.2
KROO	IQ Australia Small Cap ETF	IQSMAUST	10	0.2
JPP	SPDR Russ/Nom Prime JP	RNPRI	8	0.1
Europe				
VGK	Vanguard European	NDDUE15	$2,765	$67.4
EWG	iShares MSCI Germany	NDDUGR	1,681	46.3
IEV	iShares S&P Europe 350	SPTR350N	1,253	20.1
EWU	iShares MSCI UK	NDDUUK	1,011	26.2
EZU	iShares MSCI EMU	NDDUEMU	868	17.2
EWL	iShares MSCI Switzerland	NDDUSZ	448	5.0
EWD	iShares MSCI Sweden	NDDUSW	327	7.1
EWQ	iShares MSCI France	NDDUFR	284	10.2
EWP	iShares MSCI Spain	NDDUSP	188	18.5
EWN	iShares MSCI Netherl IMI	MIMUNETN	175	2.5
FEZ	SPDR EURO STOXX 50	SX5U	168	1.8
EWO	iShares MSCI Austria IMI	MIMUATAN	132	3.3
EWI	iShares MSCI Italy	NDDUIT	81	4.7
EWK	iShares MSCI Belgium IMI	MIMUBELN	64	2.5
FEU	SPDR STOXX 50	SX5P	40	0.3
ADRU	BLDRS Europe 100 ADR	BKTEUR	23	0.1
GXF	Global X FTSE Nordic 30	N30X	12	0.2
EKH	Europe 2001 HOLDRs	EKI	5	0.0
EIRL	iShares MSCI Irelnd Cap IMI	MXIE500I	3	0.0
North America				
EWC	iShares MSCI Canada	NDDUCA	$3,877	$96.5
CNDA	IQ Canada Small Cap ETF	IQSMCANT	17	0.2
Emerging Markets – Global				
EEM	iShares MSCI Emg Mkts	NDUEEGF	$47,640	$3,029.0
VWO	Vanguard Emerging Markets	NDUEEGF	38,780	635.2
EWX	SPDR S&P Emerging SC	SPBMKSUP	1,019	11.3
ADRE	BLDRS EM 50 ADR	BKTEM	691	7.3
GMM	SPDR S&P Emg Mkts	STBMEMU	223	1.7
SCHE	Schwab Emrg Mkts Equity	FTAG01	204	3.0
FRN	Guggenheim Frontier Mkts	BKNFR	174	2.1
EEG	Emer Glob Sh DJ EM Titans	DJEEG	28	0.3

ETF & ETN Guide 4

EXCHANGE TRADED FUNDS (ETFs) EQUITIES

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
INTERNATIONAL (continued)				
Emerging Markets – Regional				
EWZ	iShares MSCI Brazil	NDUEBRAF	$11,791	$1,378.0
FXI	iShrs FTSE/XinhuaChina25	XINDI	8,864	1,041.0
EWY	iShares MSCI South Korea	MXKR	3,845	175.0
EWT	iShares MSCI Taiwan	NDEUSTW	3,012	156.5
ILF	iShares S&P Latin Amer 40	SPTRL40N	2,854	114.1
RSX	Market Vectors Russia	DXRPUS	2,037	101.2
EWW	iShares MSCI Mexico IMI	NDEUMXF	1,590	173.4
BKF	iShares MSCI BRIC	NDUEBRIC	1,113	8.1
EEB	Guggenheim BRIC	BKBRIC	1,092	14.3
BRF	Market Vectors Brazil SC	MVRIOTR	1,070	16.9
EWM	iShares MSCI Malaysia	NDDUMAF	1,013	28.0
TUR	iShares MSCI Turkey	MIMUTURN	923	16.1
ECH	iShares MSCI Chile IMI	MIMUCHLN	885	14.8
GMF	SPDR S&P EM Asia Pacific	STBMAEU	733	7.8
IDX	Market Vectors Indonesia	MVINDOTR	726	13.7
THD	iShares MSCI Thailand	MIMUTHAN	701	15.5
GXC	SPDR S&P China	SCRTCN	701	7.3
EZA	iShares MSCI South Africa	NDEUSSA	696	19.8
PIN	PowerShares India	III	545	8.1
BIK	SPDR S&P BRIC 40	SPTRBRIC	478	2.7
PGJ	PwrShr Golden Dragon Cn	HXC	440	2.1
HAO	Guggenheim China SC	ACNSC	429	6.6
EPU	iShares MSCI All Peru	MXPECAPD	399	5.2
GUR	SPDR S&P Emrging Europe	STBMEECQ	243	4.0
GML	SPDR S&P EM Lat Am	SCRTLA	227	3.5
EIDO	iShares MSCI Indonesia IMI	MXIDIM	167	2.7
VNM	Market Vectors Vietnam	MVVNMTR	160	2.0
FNI	First Trust ISE China India	ICX	158	1.7
BICK	First Trst BICK Index Fund	BIQ	157	1.5
PXR	PwrShrs EM Infrastruct	EIBI	154	1.1
GXG	Global X/Int FTSE Colombia	COLOM20	148	2.2
GAF	SPDR S&P EM Middle East	STBMMEU	147	1.3
EIS	iShares MSCI Israel Capped	MISCNU	133	4.3
INDY	iShares S&P India Nifty 50	BXTRNIFT	106	1.6
AFK	Market Vectors-Africa	DJAFKT	78	0.5
EPOL	iShares MSCI Poland IMI	MXPL	73	1.1
YAO	Guggenheim China All-Cap	ACNACTR	70	0.9
FCHI	iShares FTSE China HK List	CHB0	58	0.3
PLND	Market Vectors Poland	MVPLNDTR	50	0.8
BRAZ	Global X Brazil MidCap ETF	SOLBRAZ	25	0.6
PMNA	PwrShr MENA Frontier Cntry	QMEA	21	0.1
SCIN	EM GlbShrs INDXX India SC	ISCIN	20	0.6
LATM	Mkt Vect LatAm Small Cap	MVLATMTR	17	0.3
ESR	iShares MSCI EM East Eur	NDUEEMEE	16	0.3
SCIF	Market Vectors India SC	MVSCIFTR	14	1.6
MES	Market Vectors Gulf States	DJMEST	13	0.1
EWZS	iShares MSCI Brazil SC	MSLUBRZN	13	1.9
RBL	SPDR S&P Russia ETF	SPCQXRUP	6	0.2
EGPT	Market Vectors Egypt Index	MVEGPTTR	6	0.1
ECNS	iShares MSCI China SC	MSLUCHNN	5	0.9
SKOR	IQ S Korea Small Cap ETF	IQSMKORT	4	0.2
EPHE	iShares MSCI Philippines IMI	MIMUPHIN	4	1.2
TWON	IQ Taiwan Small Cap ETF	IQSMTAIT	3	0.1
JVS	JETS DJ Islamic Market	DJI100X	2	0.0

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
LEVERAGED				
FAS	Direxion Daily Finan Bull 3X	RGUSFL	$1,708	$1,374.0
SSO	ProShares Ultra S&P500	SPX	1,446	807.0
UYG	ProShares Ultra Financials	DJUSFN	1,260	274.0
QLD	ProShares Ultra QQQ	NDX	739	465.7
URE	ProShares Ultra RealEstate	DJUSRE	495	111.2
TNA	Direxion Daily SC Bull 3X	RTY	475	569.2
DIG	ProShares Ultra Oil & Gas	DJUSEN	351	85.4
EDC	Direxion Daily EM Bull 3X	MXEF	344	84.3
UYM	ProShares Ultra Basic Mat	DJUSBM	299	70.0
DDM	ProShares Ultra Dow30	INDU	275	104.7
ERX	Direxion Daily Ener Bull 3X	RGUSEL	250	116.4
UWM	ProShares Ultra R2000	RTY	238	104.9
BGU	Direxion Daily LC Bull 3X	RIY	213	218.1
TYH	Direxion Daily Tech Bull 3X	RGUSTL	195	46.3
UPRO	ProShares UltraPro SP500	SPX	179	246.8
DRN	Direxion Daily RE Bull 3X	RMZ	145	80.7
ROM	ProShares Ultra Technology	DJUSTC	134	6.4
MVV	ProShares Ultra MidCap400	MID	95	10.4
TQQQ	ProShares UltraPro QQQ	NDX	85	33.3
RSU	Rydex 2x S&P 500	SPX	84	3.4
USD	ProShares Ultra Semicond	DJUSSC	78	8.0
SOXL	Direxion Semicond Bull 3x	SOX	64	8.1
RXL	ProShares Ultra HealthCare	DJUSHC	52	1.0
MWJ	Direxion Daily MC Bull 3X	RMC	47	8.0
SAA	ProShares Ultra S&P600	SML	46	2.6
EET	ProShares Ultra MSCI EM	MXEF	41	1.7
LBJ	Direxion Daily LA 3X Bull	SPTRL40N	35	2.3
XPP	ProShrs Ultra FTSEXinhua	XINOU	35	3.9
CZM	Direxion Daily China 3X Bull	BKTCN	34	2.0
URTY	ProShares UltraPro R2000	RTY	33	19.2
UXI	ProShares Ultra Industrial	DJUSIN	31	1.8
UMDD	ProShares UltraPro Mid400	MID	28	3.9
DZK	Direxion Daily DM Bull 3X	MXEA	26	1.0
UGE	ProShares Ultra Cons Goods	DJUSNC	23	0.5
UKK	ProShares Ultra R2000 Gro	RUO	22	0.7
UPW	ProShares Ultra Utilities	DJUSUT	22	0.3
UVT	ProShares Ultra R2000 Val	RUJ	19	0.9
UCC	ProShares Ultra Cons Svcs	DJUSCY	19	0.5
UDOW	ProShares UltraPro Dow30	INDU	15	5.7
UVG	ProShares Ultra R1000 Val	RLV	13	0.2
UKF	ProShares Ultra R1000 Gro	RLG	12	0.2
EFO	ProShares Ultra MSCI EAFE	MXEA	12	0.3
UKW	ProShares Ultra RussMCGro	RDG	11	0.3
EZJ	ProShares Ultra MSCI Japan	MXJP	10	0.3
UBR	ProShares Ultra MSCI Braz	MXBR	9	0.4
UVU	ProShares Ultra RussMCVal	RMV	9	0.6
INDL	Direxion India Bull 2x	III	8	0.2
KRU	ProShrs Ult KBW Reg Bank	KRX	8	3.1
LTL	ProShares Ultra Telecomm	DJSTEL	7	0.2
UWC	ProShares Ultra R3000	RAY	7	0.1
BIB	ProShr Ult Nasdaq Biotech	NBI	5	0.1
RETL	Direxion Retail Bull 2X	RU1SSRTL	5	0.3
FCGL	Direxion Nat Gas Bull 2X	FUM	4	0.4
BRIL	Direxion BRIC Bull 2x	BKBRIC	4	0.1
UXJ	ProShr Ult MSCI Pac ex JP	MXPCJ	4	0.1
UPV	ProShr Ultra MSCI Europe	MXEU	3	0.2
UMX	ProShr Ultra MSCI Mex IMI	MZMXI	2	0.0

ETF & ETN Guide 5

EXCHANGE TRADED FUNDS (ETFs) EQUITIES

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
INVERSE				
SDS	ProShares UltraShort SP500	SPX	$3,280	$1,422.0
SH	ProShares Short S&P500	SPX	2,239	220.0
FAZ	Direxion Daily Finan Bear 3X	RGUSFL	1,346	907.9
TZA	Direxion Daily SC Bear 3X	RTY	934	528.4
QID	ProShares UltraShort QQQ	NDX	902	312.1
SKF	ProShares UltSh Financials	DJUSFN	549	274.6
DXD	ProShares UltraShort Dow30	INDU	512	170.3
SPXU	ProShres UltPro Shrt SP500	SPX	440	233.1
TWM	ProShares UltSh R2000	RTY	420	216.7
RWM	ProShares Short R2000	RTY	365	28.9
SRS	ProShares UltSh Real Est	DJUSRE	342	164.5
DOG	ProShares Short Dow30	INDU	332	26.5
BGZ	Direxion Daily LC Bear 3X	RIY	295	123
FXP	ProShres UltSh FTSEXinhua	FXTID	235	58.7
PSQ	ProShares Short QQQ	NDX	233	19.5
EUM	ProShares Short MSCI EM	MXEF	227	5.8
SEF	ProShares Short Financials	DJUSFN	133	4.1
EDZ	Direxion Daily EM Bear 3X	MXEF	126	79.1
DUG	ProShares UltSh Oil & Gas	DJUSEN	120	98.1
EFZ	ProShres Short MSCI EAFE	MXEA	114	7.6
EEV	ProShares UltSh MSCI EM	MXEF	113	64.9
RSW	Rydex Inverse 2x S&P 500	SPX	94	8.3
SMN	ProShares UltSh Basic Mat	DJUSBM	92	56.9
DRV	Direxion Daily RE Bear 3X	RMZ	86	46.1
SQQQ	ProShres UltraPro Shrt QQQ	NDX	76	24.7
EPV	ProShares UltSh MSCI Eur	MXEU	60	13.1
TYP	Direxion Daily Tech Bear 3X	RGUSTL	53	11.9
ERY	Direxion Daily Ener Bear 3X	RGUSEL	52	45
SCC	ProShares UltSh Cons Svcs	DJUSCY	38	2.0
MYY	ProShres Short MidCap 400	MID	37	2.0
SDOW	ProShares UltraPro Shrt D30	INDU	36	7.1
SBB	ProShares Short S&P600	SML	35	1.2
MZZ	ProShares UltSh MidCap400	MID	34	6.7
SRTY	ProShares UltraPro Shrt R2	RTY	32	11.3
REK	ProShares Shrt Real Estate	DJUSRE	31	0.8
BZQ	ProShares UltSh MSCI Brazil	MXBR	28	4.1
SSG	ProShares UltSh Semicond	DJUSSC	28	3.8
KRS	ProShres Short KBW Reg Bk	KRX	27	3.0
EFU	ProShres UltSh MSCI EAFE	MXEA	26	2.7
SDD	ProShares UltraShort SP600	SML	22	1.5
REW	ProShares UltSh Technology	DJUSTC	21	2.8
MWN	Direxion Daily MC Bear 3X	RMC	19	2.6
DDG	ProShares Short Oil & Gas	DJUSEN	18	0.5
DPK	Direxion Daily DM Bear 3X	MXEA	15	3.0
EWV	ProShres UltSh MSCI Japan	MXJP	15	0.4
SKK	ProShares UltSh R2000 Gro	RUO	14	0.9
SZK	ProShares UltSh Cons Good	DJUSNC	12	0.4
SJH	ProShares UltSh R2000 Val	RUJ	12	0.8
SIJ	ProShares UltSh Industrial	DJUSIN	11	0.8
SOXS	Direxion Semicond Bear 3x	SOX	10	3.5
CZI	Direxion Daily China 3X Bear	BKTCN	7	0.9
SFK	ProShares UltSh R1000 Gro	RLG	6	0.3
SDP	ProShares UltSh Utilities	DJUSUT	6	0.2
SJF	ProShares UltSh R1000 Val	RLV	6	0.3
BIS	ProShr UltShrt Nsdq Biotech	NBI	6	0.1
RXD	ProShares UltSh HealthCare	DJUSHC	5	0.3
SBM	ProShares Shrt Basic Mat	DJUSBM	4	0.1
LHB	Direxion Daily LA 3x Bear	SPTRL40N	4	1.0
YXI	ProShres Shrt FTSE/Xinhua	XINOU	4	0.3
SDK	ProShares UltSh RussMCGr	RDG	4	0.4
SMDD	ProShares UltraPro Shrt SP4	MID	4	1.4
SMK	ProShares UltSh MSCI Mex	MZMXI	3	0.2
FCGS	Direxion Nat Gas Bear 2X	FUM	3	0.4
RETS	Direxion Retail Bear 2X	RU15SRTL	3	0.4
BRIS	Direxion BRIC Bear 2x	BKBRIC	3	0.1
SJL	ProShares UltSh RussMCVa	RMV	3	0.3
INDZ	Direxion DIndia Bear 2x	III	2	0.1
TLL	ProShares UltSh Telecomm	DJSTEL	2	0.1
TWQ	ProShares UltraShort R3000	RAY	2	0.1
JPX	ProShares UltSh MSCI PxJP	MXPCJ	2	0.1

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
DIVIDEND				
Domestic				
DVY	iShares DJ Select Dividend	DJDVY	$5,324	$27.6
SDY	SPDR S&P Dividend	SPHYDA	4,038	31.3
VIG	Vanguard Div Appreciation	DVG	3,529	23.8
VYM	Vanguard High Div Yield	FTYLD	804	4.1
DLN	WisdomTree LC Div	WTLDITR	468	2.6
CVY	Guggenheim Multi-Asset	ZAXYH	341	3.1
DTN	WisdomTree Dividend ex Fin	WTDXFTR	297	2.3
DHS	WisdomTree Equity Income	WTHYE	225	1.9
DES	WisdomTree SC Div	WTSDITR	192	1.9
DON	WisdomTree MC Div	WTMDITR	189	2.2
FVD	First Trust Value Line Div	VLFVD	185	0.8
PFM	PowerShares Div Achievers	DAAX	173	1.8
PEY	PowerShares HY Equity Div	DAY	167	2.0
DTD	WisdomTree Total Dividend	WTDITR	147	0.7
FDL	First Trust Mngstr Div	MDL	96	0.7
LVL	Guggenheim S&P Glb Div	SPGTGDO	20	0.2
International				
DEM	WisdomTree EM Equity	WTEMHYTR	$816	$6.8
DGS	WisdomTree EM SC Div	WTEMSCTR	641	6.8
DLS	WisdomTree Intl SC Div	WTIDSCTR	452	1.6
PID	PowerShares Internat Div	DAT	451	2.4
DWM	WisdomTree DEFA	WTIDFATR	424	1.9
DWX	SPDR S&P Intl Dividend	SPGTDOU	279	2.4
IDV	iShares DJ EPAC Select Div	DJEPCSDT	207	1.8
DOO	WisdomTree Intl Div	WTIDXFTR	155	0.9
DOL	WisdomTree Intl LC Div	WTIDLCTR	146	0.8
DIM	WisdomTree Intl MC Div	WTIDMCTR	143	0.6
DFJ	WisdomTree Japan SC Div	WTIDJSTR	128	1.6
DTH	WisdomTree DEFA Eqty Inc	WTIDHYTR	124	0.7
DND	WisdomTree Pac ex-JP Div	WTIDPTR	88	0.4
DXJ	WisdomTree Jpn Hedge Div	WTIDJTRH	87	1.7
DNH	WisdomTree Pac xJP Eqty	WTIDPHYT	76	1.1
HGI	Guggenheim Internat Multi	ZAXIH	66	0.5
DEW	WisdomTree Global Equity	WTGDHYTR	57	0.3
FGD	First Trust DJ Glb Sel Div	DJGSD	40	0.4
DNL	WisdomTree WorldxUS Gro	WTGDXGTR	32	0.3
DFE	WisdomTree Europe SC Div	WTIDESTR	28	0.2
HEDJ	WisdomTree Intl Hedge Eqty	WTIDFTRH	21	0.4
GULF	WisdomTree Middle East Div	WTEMMETR	16	0.1
FDD	First Trust STOXX EUSelDiv	SD3L	7	0.1

ETF & ETN Guide 6

EXCHANGE TRADED FUNDS (ETFs) FICC

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
FIXED INCOME				
US Credit				
LQD	iShares iBoxx Invtmt Grade	IBOXIG	$14,840	$106.7
CSJ	iShares BC 1-3 Year Credit	n/a	7,345	51.6
HYG	iShares iBoxx $ HY Corp	IBOXHY	7,000	98.0
JNK	SPDR BC High Yield Bond	LHVLTRUU	6,060	94.8
CIU	iShares BC Interm Credit	n/a	3,156	18.2
VCSH	Vanguard ST Corporate	n/a	827	7.4
CFT	iShares BC Credit Bond	n/a	781	5.2
VCIT	Vanguard Interm Corporate	n/a	347	3.5
PHB	PowerShares Fund HY Corp	RAFIHY	337	3.4
SCPB	SPDR BC Short Term Corp	LF99TRUU	186	2.4
ITR	SPDR BC Interm Credit	LUICTRUU	145	1.0
VCLT	Vanguard LT Corporate	n/a	49	0.9
LWC	SPDR BC LT Credit	LULCTRUU	35	0.3
CORP	PIMCO Invest Grd Corp Bd	CDA0	24	1.0
CLY	iShares 10+Yr Credit	B9A0	22	0.2
BSCC	Guggnheim BulletShr '12 Bd	BSCBC	19	0.3
BSCB	Guggnheim BulletShr '11 Bd	BSCBB	16	0.2
BSCF	Guggnheim BulletShr '15 Bd	BSCBF	13	0.2
BSCE	Guggnheim BulletShr '14 Bd	BSCBE	13	0.2
BSCD	Guggnheim BulletShr '13 Bd	BSCBD	13	0.2
BSCH	Guggnheim BulletShr '17 Bd	BSCBH	10	0.1
BSCG	Guggnheim BulletShr '16 Bd	BSCBG	10	0.1
US Government				
TIP	iShares BC TIPS	LBUTTRUU	$20,758	$88.5
SHY	iShares BC 1-3 Year Treas	LT01TRUU	8,453	98.5
SHV	iShares BC Short Treasury	n/a	3,925	54.6
IEF	iShares BC 7-10 Year Treas	n/a	3,639	75.5
TLT	iShares BC 20+ Year Treas	n/a	3,262	735.8
IEI	iShares BC 3-7 Year Treas	n/a	1,380	22.3
BIL	SPDR BC 1-3 Month T-Bill	LD12TRUU	990	31.4
STPZ	PIMCO 1-5 Year US TIPS	GVQI	577	3.0
TLH	iShares BC 10-20 Yr Treas	n/a	417	6.3
IPE	SPDR Barclays Capital TIPS	BCIT1T	380	3.0
ITE	SPDR BC Interm Treasury	LT08TRUU	254	1.3
LTPZ	PIMCO 15+ Year US TIPS	G8QI	246	2.0
EDV	Vanguard Extend Dur Treas	n/a	158	3.6
TUZ	PIMCO 1-3 Yr US Treas	G1O2	107	1.0
VGSH	Vanguard ST Govt	n/a	85	1.2
VGLT	Vanguard LT Govt	n/a	79	1.1
PLW	PwrShrs 1-30 Ladder Treas	MRTSYA	79	1.3
FIVZ	PIMCO 3-7 Yr US Treasury	G3OC	60	0.3
ZROZ	PIMCO 25+Yr Zero Coup US	STPL	55	1.6
SCHP	Schwab U.S. TIPs	n/a	52	1.5
VGIT	Vanguard Interm Govt	n/a	42	0.4
TLO	SPDR BC Long-Term Treas	LUTLTRUU	37	0.6
TIPZ	PIMCO Broad US TIPS	G0QI	35	0.3
SCHO	Schwab Shrt-Term US Treas	n/a	30	1.2
TENZ	PIMCO 7-15 Year US Treas	G8OC	22	0.2
SCHR	Schwab Inter-Term US Treas	n/a	21	0.9

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
FIXED INCOME (continued)				
Aggregate & Other				
AGG	iShares BC Aggregate Bond	LBUSTRUU	$12,863	$81.5
BND	Vanguard Total Bond Market	n/a	9,111	62.9
BSV	Vanguard Short-Term Bond	n/a	5,697	38.6
MBB	iShares BC MBS	n/a	2,202	15.8
BIV	Vanguard Interm Bond	n/a	2,165	15.5
BAB	PowerShares Build America	BABS	576	5.9
GVI	iShares BC Interm Gov/Cred	n/a	544	2.0
BLV	Vanguard Long-Term Bond	n/a	410	5.7
CWB	SPDR BC Convertible Bond	n/a	397	4.0
AGZ	iShares BC Agency Bond	LUAASIUU	358	2.3
LAG	SPDR BC Aggregate Bond	LBUSTRUU	226	1.6
GBF	iShares BC Governt/Credit	n/a	156	0.9
MBG	SPDR BC MBS	LUMSTRUU	44	0.5
VMBS	Vanguard MBS	n/a	36	0.6
BABS	SPDR Nuveen BC Bld Amer	LBABTRUU	26	0.4
GLJ	iShares 10+Yr Govt/Credit	B9A0	17	0.2
UBD	Claymore/Dorch CM Bond	CPMKTB	11	0.1
ULQ	Claymore Micro-Term FI	CPMKTL	5	0.0
GMTB	Grail McDonnell Core Taxbl	n/a	3	0.0
International				
EMB	iShares JPM USD EM Bond	JPEICORE	$2,283	$23.4
BWX	SPDR BC Internat Treas	LTXUTRUU	1,286	9.6
PCY	PwrShrs EM Sovereign Debt	DBLQBLTR	935	10.2
WIP	SPDR DB Int Gov Infl Prot	DBLNDILS	880	5.2
ELD	WisdomTree EM Local Debt	n/a	295	9.5
IGOV	iShares SP/Citi Intl Treas	SPBDXUTR	163	1.0
BWZ	SPDR BC ST Intl Treasury	LGT3TRUU	151	0.9
ISHG	iShares SP/Citi 1-3 Intl Tre	SPBDXU3T	118	0.8
EMLC	Mkt Vectors EM Local Curr	GBIEMCOR	105	2.3
PICB	PwrShr Intl Corp Bond	SPBDICBT	16	0.3
IBND	SPDR BC Intl Corp Bond	BG1BTRUU	7	0.1
Municipal				
MUB	iShares S&P Natl AMT-Free	SPMUNUST	$2,214	$10.7
SHM	SPDR Nvn BC ShrtTrm Muni	LMM1TR	1,332	8.2
TFI	SPDR Nuveen BC Muni Bnd	LMMITR	987	4.9
PVI	PwrShrs VRDO Tax Fr Wkly	BBUSVWFT	655	6.7
PZA	PwrShrs Insured Natl Muni	UPCM	652	3.4
SUB	iShares S&P STNatlAMT-Fr	SPMUSYRT	450	3.1
CMF	iShares S&P CA AMT-Free	SPMUNCAT	242	0.8
ITM	Market Vectors Interm Muni	LMT2TR	221	1.7
HYD	Market Vectors HY Muni	LMEHTR	212	1.5
SMB	Market Vectors Short Muni	LMT1TR	101	0.5
CXA	SPDR Nuveen BC Calif Muni	LMM2TR	77	0.3
NYF	iShares S&P NY AMT-Free	SPMUNNYT	75	0.3
MLN	Market Vectors Long Muni	LMT3TR	69	0.3
MUNI	PIMCO Intermediate Muni	n/a	50	0.8
PWZ	PwrShrs Insured CA Muni	UPCC	44	0.2
PZT	PwrShrs Insured NY Muni	UPNY	42	0.2
PRB	Market Vectors Pre-Ref Muni	LMPETR	35	0.2
INY	SPDR Nuveen BC NY Muni	LMM3TR	28	0.1
MUAC	iShares 2014 S&P AMT-Free	SPMUS14T	26	0.1
MUAF	iShares 2017 S&P AMT-Free	SPMUS17T	21	0.2
MUAA	iShares 2012 S&P AMT-Free	SPMUS12T	20	0.2
MUAD	iShares 2015 S&P AMT-Free	SPMUS15T	16	0.1
MUAE	iShares 2016 S&P AMT-Free	SPMUS16T	16	0.1
MUAB	iShares 2013 S&P AMT-Free	SPMUS13T	15	0.2
VRD	SPDR Nvn S&P VRDO Muni	SPMUVRDO	9	0.0
GMMB	Grail McDonnell Interm Muni	n/a	3	0.0

ETF & ETN Guide 7

ETF & ETN Guide 8 Ticker Name Underlying Index Assets ($MM) Avg Vol ($MM) COMMODITIES GLD SPDR Gold Shares GOLDLNPM $55,811 $1,788.0 SLV iShares Silver Trust SLVRLN 7,534 188.1 DBC PwrShares DB Commodity DBLCIX 4,570 42.1 IAU iShares Gold Trust n/a 4,387 38.2 UNG United States Natural Gas NGUSHHUB 2,511 176.9 DBA PowerShares DB Agriculture DBAGIX 2,153 34.5 USO United States Oil USCRWTIC 1,688 393.9 GSG iShares S&P GSCI Comm SPGSCITR 1,579 11.7 SGOL ETFS Gold Trust GOLDLNPM 1,013 19.8 DBO PowerShares DB Oil DBOLIX 576 10.5 PPLT ETFS Platinum Trust PLTMLNPM 568 11.1 PALL ETFS Palladium Trust PLDMLNPM 485 10.5 DBB PowerShares DB Base Met DBBMIX 403 6.3 GCC GreenHaven Commodity CCITR 356 2.4 DBP PwrShrs DB Precious Metals DBPMIX 337 3.6 DGL PowerShares DB Gold DGLDIX 296 3.6 SIVR ETFS Silver Trust SLVRLN 259 3.6 DBE PowerShares DB Energy DBENIX 253 1.7 USL United States 12 Month Oil n/a 154 1.9 DBS PowerShares DB Silver DBSLIX 131 1.8 CRBQ Jeffs TR/J CRB GlbComm CRBQX 69 0.7 UGA United States Gasoline n/a 65 2.1 UNL US 12 Month Natl Gas n/a 41 1.0 CORN Teucrium Corn Fund TCORN 26 0.8 USCI US Commodity Index SDCITR 23 1.0 BNO United States Brent Oil Fd n/a 11 0.8 UHN United States Heating Oil n/a 8 0.1 CURRENCIES UUP PowerShares DB USD Bull USDUPX $690 $86.9 FXA CurrencyShares AUD n/a 651 27.5 FXC CurrencyShares CAD n/a 590 30.1 CYB WisdomTree Dreyfus CNY n/a 588 7.4 FXF CurrencyShares CHP n/a 397 8.3 DBV PwrShrs DB G10 Curr DBCFHX 369 3.4 FXE CurrencyShares Euro n/a 361 233.9 FXY CurrencyShares JPY n/a 283 42.0 CEW WisdomTree EM Curr n/a 267 5.2 BZF WisdomTree Dreyfus BRL n/a 246 2.6 UDN PowerShares DB USD Bear USDDNX 187 8.4 FXB CurrencyShares GBP n/a 159 15.0 FXS CurrencyShares SEK n/a 60 0.6 FXM CurrencyShares MXP n/a 32 0.7 ICN WisdomTree Dreyfus INR n/a 24 0.4 BNZ WisdomTree Dreyfus NZD n/a 19 0.3 JYF WisdomTree Dreyfus JPY n/a 13 0.1 SZR WisdomTree Dreyfus ZAR n/a 13 0.2 CCX WisdTree Dreyfus Com Curr n/a 10 0.8 EU WisdomTree Dreyfus EUR n/a 10 0.1 XRU CurrencyShares RUB n/a 7 0.1 Ticker Name Underlying Index Assets ($MM) Avg Vol ($MM) LEVERAGED—FICC UCO ProShares Ult DJ-UBS Oil DJUBSCL $306 $60.9 UGL ProShares Ultra Gold GOLDLNPM 226 12.2 AGQ ProShares Ultra Silver SLVRLN 212 27.1 UBT ProShares Ultra 20+ Treas LT11TRUU 29 4.2 TMF Direxion 20Y+ Treas Bull 3X AXTWEN 27 3.2 UST ProShares Ultra 7-10 Treas LT09TRUU 14 0.9 ULE ProShares Ultra Euro n/a 11 1.3 UCD ProShares Ult DJ-BSComm DJUBS 10 0.2 TYD Direxion 7-10Y Tres Bull 3X AXSVTN 10 1.2 YCL ProShares Ultra Yen n/a 7 0.2 TWOL Direxion 2Yr Treas Bull 3x AXTWO 4 0.1 LBND PwrShrs DB 3X Lng 25+Trea DBBNDL 3 0.0 INVERSE – FICC TBT ProShares UltSh 20+ Treas LT11TRUU $4,472 $383.8 TBF ProShares Short 20+ Treas LT11TRUU 485 10.2 PST ProShares UltSh 7-10 Treas LT09TRUU 348 5.7 EUO ProShares UltSh Euro n/a 306 36.3 TMV Direxion 20Y+ Treas Bear 3x AXTWEN 199 16.1 YCS ProShares UltSh Yen n/a 170 7.0 SCO ProShares UltSh DJ-UBS Oil DJUBSCL 95 30.8 GLL ProShares UltSh Gold GOLDLNPM 76 9.4 ZSL ProShares UltSh Silver n/a 56 10.2 TYO Direxion 7-10Y Tres Bear 3X AXSVTN 54 1.0 DNO United States Short Oil n/a 13 1.7 TWOZ Direxion 2Yr Treas Bear 3x AXTWO 6 0.2 SBND PwrShr DB 3X Shrt 25+treas DBBNDS 4 0.1 CMD ProShrs UltSh DJ-BSComm DJUBS 1 0.2 EXCHANGE TRADED FUNDS (ETFs) FICC

EXCHANGE TRADED FUNDS (ETFs) SPECIALTY

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
SPECIALTY				
Active				
MINT	PIMCO Enhan Short Matur	SBMMTB3	$399	$6.2
ALT	iShares Diversified Alt	n/a	96	1.0
GRV	Mars Hill Glb Relative Val	MXWO	43	1.4
PQY	PwrShrs Active AlphaQ	n/a	23	0.1
SMMU	Pimco Short Term Muni Bon	n/a	18	0.1
BABZ	PIMCO Build Amer Bd Strat	LBABTRUU	18	0.6
PSR	PwrShrs Active US RE	FNER	18	0.2
PCA	PwrShrs Rvrfrnt Tact Gr&Inc	RTGIA	14	0.1
PAO	PwrShrs Rvrfrnt Tact Bal Gr	RTBGA	12	0.1
PTO	PwrShrs Ibbotson Alt Compl	n/a	11	0.1
PLK	PwrShrs Active Low Durat	n/a	10	0.1
RWG	RP Focused LC Growth	n/a	9	0.1
AADR	WCM/BNYMell Focs Gro	n/a	7	0.2
ONEF	One Fund	n/a	7	0.1
RPX	RP Growth	n/a	4	0.0
PMA	PwrShrs Active Mega-Cap	n/a	3	0.0
PQZ	PwrShrs Active Multi Cap	n/a	3	0.0
GVT	Grail Amer Beacon LC Value	RIY	2	0.0
Fundamental				
EPI	WisdomTree India Earnings	WTIND	$1,541	$48.0
PRF	PowerShares FR US 1000	FR10	814	5.1
PXH	PwrShrs FTSE RAFI EM	FREM	489	2.8
PRFZ	PowerShares FR US 1500	FR15US	297	2.6
PXF	PowerShares FR DM ex US	FRX1X	184	1.1
RWL	RevenueShares Large Cap	n/a	157	1.5
RWK	RevenueShares Mid Cap	n/a	114	1.0
RWJ	RevenueShares Small Cap	n/a	108	1.3
EES	WisdomTree SC Earnings	WTSEITR	94	0.8
EZM	WisdomTree MC Earnings	WTMEITR	80	1.2
EPS	WisdomTree Earnings 500	WTEPSTR	65	0.4
PDN	PwrShr FR DM x US SmMid	n/a	60	0.5
RTR	RevenueShares ADR	SPADR	57	0.4
EXT	WisdomTree Total Earnings	WTEI	48	0.3
PAF	PwrShrs FR Asia Pac x JP	FRDAPXJ	45	0.4
EZY	WisdomTree LC Value	WTEILVTR	22	0.1
ROI	WisdomTree LC Growth	WTLGITR	21	0.1
PEF	PwrShrs FTSE RAFI Europe	FREU	13	0.2
PJO	PwrShrs FTSE RAFI Japan	FRJPN	8	0.1
Life-Cycle & Allocation				
AOM	iShares S&P Moderate Alloc	SPTGMUT	$66	$0.4
AOR	iShares S&P Growth Alloc	SPTGGUT	66	0.4
AOA	iShares S&P Aggress Alloc	SPTGAUT	48	0.4
AOK	iShares S&P Cons Alloc	SPTGCUT	44	0.3
TDH	TDX Independence 2020	TDAXTW	40	0.1
TDN	TDX Independence 2030	TDAXTH	36	0.1
TDV	TDX Independence 2040	TDAXFO	30	0.1
TDX	TDX Independence In-Target	TDAXIT	21	0.1
TDD	TDX Independence 2010	TDAXTN	19	0.0
TZV	iShares S&P Target 2040	SPTGT40T	11	0.1
TZG	iShares S&P Target 2020	SPTGT20T	11	0.1
TZI	iShares S&P Target 2025	SPTGT25T	10	0.0
TZL	iShares S&P Target 2030	SPTGT30T	10	0.0
TGR	iShares S&P Target Retir	SPTGRIT	9	0.2
TZE	iShares S&P Target 2015	SPTGT15T	6	0.0
TZO	iShares S&P Target 2035	SPTGT35T	5	0.0
TZD	iShares S&P Target 2010	SPTGT10T	5	0.0
Quantitative				
PWV	PowerShares Dyn LC Val	ILW	$326	$1.6
PIE	PwrShrs EM Technical Lead	DWATRDM	299	4.2
PDP	PwrShrs Technical Leaders	n/a	228	3.0
PWB	PowerShares Dyn LC Gro	ILH	199	0.9
PWC	PowerShares Dyn Market	DYI	184	0.7

Ticker	Name	Underlying Index	Assets ($MM)	Avg Vol ($MM)
SPECIALTY (continued)				
Quantitative				
QAI	IQ Hedge Multi-Strategy	IQHGMST	$111	$1.0
PWJ	PowerShares Dyn MC Gro	ILJ	107	0.5
PIV	PowerShares SP500 Hi Qual	SPXQRUT	100	0.5
PIZ	PwrShrs DM Tech Lead	DWATRDM	91	1.5
FEX	First Trust LC AlphaDEX	DEFILCCI	88	1.1
NFO	Guggenheim Insider Sent	SBRIN	81	2.1
FNX	First Trust MC AlphaDEX	DEFIMCCI	79	0.9
FTA	First Trust LCVal AlphaDEX	DEFILVOI	68	0.6
PWY	PowerShares Dyn SC Val	ILZ	62	0.3
FVL	First Trust Value Line 100	VLFVL	61	0.2
RYJ	Guggenheim RJ SB-1 Equity	RJSBI	59	0.3
CSM	ProShares CS 130/30	CS13030	55	1.1
FTC	First Trust LCGro AlphaDex	DEFILGOI	49	0.7
FYX	First Trust SC AlphaDEX	DEFISCCI	45	0.7
PWP	PowerShares Dyn MC Val	ILP	40	0.2
FDV	First Trust Strat Valu	CSVUS	35	0.2
PKW	PowerShares Build America	DRBX	34	0.1
PFA	PwrShrs Dyn DM Intl Opport	QSGDEV	32	0.2
PJF	PowerShares Dyn LC	IEB	31	0.2
MNA	IQ Merger Arbitrage	IQMNAT	28	0.4
GRES	IQ Global Resources	IQGREST	28	0.3
PWT	PowerShares Dyn SC Gro	ILK	28	0.1
FAB	First Trust MultiCap Value	DEFIMCVI	24	0.3
DENT	Dent Tactical	n/a	23	0.2
PIQ	PwrShrs Dyn MagniQuant	DYH	23	0.4
XRO	Guggenheim Sect Rotat	ZAXSR	23	0.1
PJG	PowerShares Dyn MC	IEK	22	0.1
MCRO	IQ Hedge Macro Tracker	IQHGMAT	21	0.2
DEF	Guggenheim Defensive	SBRDE	18	0.1
PYH	PwrShrs MStar StkInvst Core	VLINRX	17	0.1
PJM	PowerShares Dyn SC	IEY	16	0.2
PZI	PowerShares Zacks SC	ZRS	15	0.1
CZA	Guggenheim Mid-Cap Core	ZAXMC	11	0.1
RWV	RevShrs Navellier A-100	n/a	9	0.1
FAD	First Trust MultiCap Gro	DEFIMCGI	8	0.1
XGC	Guggenheim Intl SC	BKSCPT	7	0.1
FVI	First Trust VL Eqty Alloc	VLFVI	7	0.1
JCO	JETS Contrarian Opportunity	DJCNTRA	4	0.1
Other				
PFF	iShares S&P US Preferred	SPPREF	$5,713	$45.7
PGF	PwrShrs Finan Preferred	WHPSF	1,865	11.2
PGX	PowerShares Preferred	P0P2	1,339	8.4
PSP	PwrShr Listed Private Eqty	GLPEXU	259	1.3
AMLP	Alerian MLP	AMZI	220	10.2
PCEF	PowerShares CEF Income	CEFX	165	2.0
PBP	PwrShrs S&P 500 BuyWrite	BXM	157	1.4
HAP	Market Vectors Hard Assets	RVEIT	131	1.4
KLD	iShrs MSCI USA EGS Sel So	TFSSIU	127	0.5
DSI	iShrs MSCI KLD 400 Social	TKLD400U	116	0.4
PSK	SPDR Wells Fargo Preferred	WACG	82	0.9
EQL	ALPS Equal Sector Weight	n/a	46	0.4
PXN	PowerShares Lux Nanotech	LUXNI	45	0.2
PWO	PowerShares Dyn OTC	DYO	38	0.2
OTP	Ggghm OceanTomoPatent	OTPAT	18	0.1
CSD	Guggenheim Spin-Off	CLRSO	16	0.2
FPX	First Trust US IPO	IPXO	14	0.1
CPI	IQ Real Return	IQHGCPIT	10	0.1
PNXQ	PwrShrs NASDAQ Next-Q	n/a	10	0.2
OTR	Ggggenheim OceanTomo Gro	OTPATG	8	0.1
PQBW	PwrShares NDX BuyWrite	BXN	5	0.1
FMV	FaithShares Methodist	GPFS03	3	0.0
FOC	FaithShares Christian	GPFS05	3	0.0
FCV	FaithShares Catholic	GPFS01	3	0.0
NASI	Pax MSCI N Amer ESG	NASI	3	0.0
FZB	FaithShares Baptist	GPFS02	1	0.0
FKL	FaithShares Lutheran	GPFS04	1	0.0

ETF & ETN Guide 9

EXCHANGE TRADED NOTES (ETNs)

ETNs

Ticker	Name	Underlying Index	$ Issued ($MM)	Avg Vol ($MM)
COMMODITIES				
General				
DJP	iPath DJ UBS Commodity	DJUBSTR	$2,308	$13.0
RJI	Elements Rogers Commod	ROGRTR	490	2.8
UCI	E-Tracs CMCI Commodity	CMCITR	98	0.1
GSP	iPath GSCI Total Return	SPGSCITR	95	0.5
LSC	Elements S&PComdtyTrends	SPTICTR	66	0.5
GSC	GS Connect S&P GSCI Enh	SPGSESTR	65	0.4
DJCI	E-Tracs DJ/UBS Commodity	DJUBSTR	15	0.0
DPU	PwrShrs DB Commod Lg	DBLCIX	6	0.0
Specific				
OIL	iPath Goldman Sachs Oil	SPGSCLTR	$630	$15.8
RJA	Elements Rogers Agricult	ROGRAGTR	355	2.6
JJG	iPath DJ UBS Grains	DJUBGRTR	150	3.1
GAZ	iPath DJ UBS Natural Gas	DJUBNGTR	124	1.8
JJC	iPath DJ UBS Copper	DJUBHGTR	118	4.7
JJA	iPath DJ UBS Agriculture	DJUBAGTR	98	0.7
PGM	iPath DJ UBS Platinum	DJUBPLTR	83	1.0
SGG	iPath DJ UBS Sugar	DJUBSBTR	74	3.8
COW	iPath DJ UBS Livestock	DJUBLITR	72	1.2
PTM	E-Tracs UBS Long Platinum	CTPLTR	68	0.6
JJM	iPath DJ UBS Industrial	DJUBINTR	59	0.9
RJZ	Elements Rogers Metals	ROGRIMTR	47	0.4
RJN	Elements Rogers Energy	ROGRENTR	47	0.4
JO	iPath DJ UBS Coffee	DJUBKCTR	23	0.9
BAL	iPath DJ UBS Cotton	DJUBCTTR	22	0.5
JJT	iPath DJ UBS Tin	DJUBSNTR	20	0.3
GRU	Elements MLCX Grains	MLCXGRTR	18	0.3
OLO	PowerShares DB Oil Long	DBOLIX	18	0.2
JJE	iPath DJ UBS Energy	DJUBENTR	18	0.2
JJP	iPath DJ UBS Precious Met	DJUBPRTR	16	0.2
JJN	iPath DJ UBS Nickel	DJUBNITR	16	0.6
NIB	iPath DJ UBS Cocoa	DJUBCCTR	12	0.4
JJS	iPath DJ UBS Softs	DJUBSOTR	11	0.2
JJU	iPath DJ UBS Aluminum	DJUBALTR	11	0.3
UBC	E-Tracs CMCI Livestock	CMLVTR	9	0.0
UAG	E-Tracs CMCI Agriculture	CMAGTR	8	0.0
FUD	E-Tracs CMCI Food	CMFOTR	7	0.0
UBG	E-Tracs CMCI Gold	CTGCTR	6	0.0
UBM	E-Tracs CMCI Ind Metals	CMIMTR	6	0.0
USV	E-Tracs CMCI Silver	CTSITR	5	0.0
LD	iPath DJ UBS Lead	DJUBPBTR	5	0.1
GRN	iPath Global Carbon	BXIIGCUT	4	0.0
UBN	E-Tracs CMCI Energy	CMENTR	4	0.0
AGF	PowerShares DB Agr Long	DBLCYEAG	3	0.0
FUE	Elements MLCX Biofuels	MLCXBXTR	2	0.0
BDG	PwrShrs DB Base Met Lg	DBBMIX	2	0.0

Ticker	Name	Underlying Index	$ Issued ($MM)	Avg Vol ($MM)
CURRENCIES				
CNY	Market Vectors Renminbi	SPCBCNY	$41	$0.0
ICI	iPath Optimized Curr Carry	BXIICIUS	19	0.2
INR	Market Vectors-Rupee/USD	SPCBINR	9	0.1
GBB	iPath GBP/USD	n/a	7	0.0
ERO	iPath EUR/USD	n/a	7	0.1
AYT	Barclays GEMS Asia-8	BXIIGMA8	6	0.1
JYN	iPath JPY/USD	n/a	6	0.2
PGD	Barclays Asian & Gulf Curr	BXIIGEMP	4	0.0
JEM	Barclays GEMS	BXIIGEM1	4	0.0
LEVERAGED / INVERSE				
DGP	PwrShrs DB Gold Dbl Lg	DGLDIX	$529	$40.3
DZZ	PwrShrs DB Gold Dbl Sh	DGLDIX	90	6.9
DTO	PowerShares DB Oil Dbl Sh	DBRCL	89	25.4
DAG	PowerShares DB Agr Dbl Lg	DBLCYEAG	88	1.9
MLPL	ETRACS UBS 2X Lng MLP	AMZI	52	1.5
XXV	iPath Inv SP500 VIX ShrtTrm	SPVXSTR	52	7.5
DRR	Market Vectors Dbl Sh Euro	DSHRTEUR	49	3.8
BDD	PwrShr DB Base Met Db Lg	DBBMIX	20	0.7
DGZ	PowerShares DB Gold Short	DGLDIX	18	0.9
DYY	PwrShrs DB Commod Dbl Lg	DBLCIX	16	0.2
BXUC	BC SPX + Long C Lveraged	SPXT	15	6.3
MLPS	ETRACS UBS 1xM Shrt MLP	AMZI	10	0.0
SZO	PowerShares DB Oil Short	DBRCL	9	0.6
DTYS	iPath US Treas 10-YR Bear	BXIITETY	9	0.3
BXUB	BC SPX + Long B Leveraged	SPXT	7	0.7
BXDB	BC SPX + Short B Lveraged	SPXT	7	0.6
BOS	PwrShrs DB Base Met Sh	DBBMIX	6	0.2
BXDC	BC SPX + Short C Lveraged	SPXT	5	1.0
BOM	PwrShrs DB BaseMet DblSh	DBBMIX	5	0.4
DTUS	iPath US Treas 2-YR Bear	BXIITETU	5	0.1
DSXJ	JPM Dbl Sh US 10-Y Treas	USTTEN	5	0.0
DSTJ	JPM Dbl Sh US Lng BD Trsy	USTLBD	5	0.0
PTD	E-Tracs UBS Short Platinum	CTPLER	5	0.0
DLBS	iPath US Treas Lng Bd Bear	BXIITEUS	4	0.1
DEE	PwrShrs DB Cmodty Dbl Sh	DBLCIX	4	0.3
BXDD	BC SPX + Short D Lveraged	SPXT	3	0.9
ADZ	PowerShares DB Agr Short	DBLCYEAG	3	0.1
DDP	PwrShrs DB Commod Sh	DBLCIX	3	0.1
URR	Market Vectors Dble Lg Euro	DLONGEUR	3	0.1
AGA	PowerShares DB Agr Dbl Sh	DBLCYEAG	3	0.1
OTHER				
VXX	iPATH SP500 VIX ST Future	SPVXSTR	$2,195	$597.6
AMJ	JPMorgan Alerian MLP	AMZ	1,648	24.7
INP	iPath MSCI India	NDEUSIA	1,190	24.9
VXZ	iPATH SP500 VIX MT Future	SPVXMTR	996	37.1
MLPI	UBS Etracs Alerian MLP Infr	AMZI	144	1.2
MLPN	CS Cushing 30 MLP	MLPX	68	2.1
VQT	Barclays ETN+ S&P Veqtor	SPVQDTR	26	0.7
CSLS	CS Long/Short Liquid	CSLABLN	20	0.2
BWV	iPath CBOE SP500BuyWrite	BXM	16	0.1
CSMA	Credit Suisse Merger Arb	CSLABMN	15	1.6
FLAT	iPath US Treas Flattener	BXIIUSTP	15	0.3
SPGH	UBS E-TRACS SPS Gld Hdg	n/a	13	0.0
MLPG	UBS ETRACS Nat Gas MLP	ANGI	11	0.2
WMW	Elements Mrngstr Wide Moat	MWMFTR	7	0.1
STPP	iPath US Treas Steepener	BXIIUSTP	6	0.2
DTUL	iPath US Treas 2-YR Bull	BXIITETU	5	0.1
DTYL	iPath US Treas 10-YR Bull	BXIITETY	5	0.1
DLBL	iPath US Treas Lng Bd Bull	BXIITEUS	5	0.2
GCE	Claymore CEF GS Connect	CLMRCEF	3	0.1
JFT	KEYnotes FT Enh 130/30 LC	FTLCTR	3	0.0
GWO	Elements CS Global Warm	CSGWMXTR	2	0.0
DOD	Elements Dogs of the Dow	MUTR	2	0.0
BSC	Elements BG SC Value	BGVS	2	0.0
EEH	Elements LC Sector Momnt	SPBNPSP	1	0.0
BVT	Elements BG Total Mkt Val	BGVT	1	0.0
BVL	Elements BG LC Value	BGVL	1	0.0

ETF & ETN Guide 10

ETF & ETN Guide 11 An investment in iPath ETNs involves risks, including possible loss of principal. For a description of the main risks see “Risk Factors” in the applicable prospectus. Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www. iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering. BlackRock Fund Distribution Company assists in the promotion of the iPath ETNs. iPath ETNs (the “Securities”) are unsecured obligations of Barclays Bank PLC and are not secured debt. The Securities are riskier than ordinary unsecured debt securities and have no principal protection. Risks of investing in the Securities include limited portfolio diversification, trade price fluctuations, uncertain principal repayment, and illiquidity. Investing in the Securities is not equivalent to investing directly in an index or in any particular index components. The investor fee will reduce the amount of your return at maturity or on redemption, and as a result you may receive less than the principal amount of your investment at maturity or upon redemption of your Securities even if the level of the relevant index has increased or decreased (as may be applicable to the particular series of Securities). An investment in iPath ETNs may not be suitable for all investors. The Securities may be sold throughout the day on the exchange through any brokerage account. There are restrictions on the minimum number of Securities you may redeem directly with the issuer as specified in the applicable prospectus. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of Securities. Sales in the secondary market may result in significant losses. iPath ETNs typically have lower investor fees than currently existing mutual funds that invest in similar markets and are available to retail investors. Buying and selling iPath ETNs will result in brokerage commissions. Barclays Capital Inc. and its affiliates and BlackRock Fund Distribution Company and its affiliates do not provide tax advice and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments) (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties; and (ii) was written to support the promotion or marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500™” and “S&P 500 VIX Mid-Term Futures™” are trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by Barclays Bank PLC. “VIX” is a registered trademark of the Chicago Board Options Exchange, Incorporated (“CBOE”) and has been licensed for use by S&P. The Securities are not sponsored, endorsed, sold or promoted by S&P or the CBOE. S&P and CBOE make no representation, condition or warranty, express or implied, to the owners of the Securities or any member of the public regarding the advisability of investing in securities generally or in the Securities or in the ability of either index to track market performance. “Russell 1000® Index” and “Russell 2000® Index” are trademarks of Frank Russell Company and have been licensed for use by Barclays Bank PLC. The Securities are not sponsored, endorsed, sold, or promoted by Frank Russell Company and Frank Russell Company makes no representation regarding the advisability of investing in the Securities. The MSCI indexes are the exclusive property of MSCI, Inc. (“MSCI”). MSCI and the MSCI index names are servicemark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Barclays Bank PLC. The financial securities referred to herein are not sponsored, endorsed or promoted by MSCI, and MSCI bears no liability with respect to any such financial securities. The relevant pricing supplement contains a more detailed description of the limited relationship MSCI has with Barclays Bank PLC and any related financial securities. No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any MSCI trade name, trademark or servicemark to sponsor, endorse, market or promote this product without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI. ©2010 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs, and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks, or registered trademarks are the property, and used with the permission, of their respective owners. 2299-22AN-11/10 Not FDIC Insured ? No Bank Guarantee ? May Lose Value This communication and any information derived from its use is provided for informational purposes only and should not be regarded as an offer to sell or a solicitation of an offer to buy the products mentioned in it. No representation is made that any returns will be achieved. Barclays Capital does not warrant the accuracy, completeness, reliability, fitness for a particular purpose or merchantability of this information. Barclays Capital shall have no liability for the use, misuse, or distribution of this information to unauthorized recipients. Third-party trademarks and information are the property of their respective owners. Copyright ©2010 Barclays Capital. All information is subject to change without notice.

OPTIONS EXPIRATION CALENDAR

2010

October

Su	Mo	Tu	We	Th	Fr	Sa
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	27	28	29	30
31						

November

Su	Mo	Tu	We	Th	Fr	Sa
	1	2	3	4	5	6
7	8	9	10	11	12	13
14	15	16	17	18	19	20
21	22	23	24	25	26	27
28	29	30				

December

Su	Mo	Tu	We	Th	Fr	Sa
			1	2	3	4
5	6	7	8	9	10	11
12	13	14	15	16	17	18
19	20	21	22	23	24	25
26	27	28	29	30	31	

2011

January

Su	Mo	Tu	We	Th	Fr	Sa
						1
2	3	4	5	6	7	8
9	10	11	12	13	14	15
16	17	18	19	20	21	22
23	24	25	26	27	28	29
30	31					

February

Su	Mo	Tu	We	Th	Fr	Sa
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28					

March

Su	Mo	Tu	We	Th	Fr	Sa
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28	29	30	31		

April

Su	Mo	Tu	We	Th	Fr	Sa
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	27	28	29	30

May

Su	Mo	Tu	We	Th	Fr	Sa
1	2	3	4	5	6	7
8	9	10	11	12	13	14
15	16	17	18	19	20	21
22	23	24	25	26	27	28
29	30	31				

June

Su	Mo	Tu	We	Th	Fr	Sa
			1	2	3	4
5	6	7	8	9	10	11
12	13	14	15	16	17	18
19	20	21	22	23	24	25
26	27	28	29	30		

July

Su	Mo	Tu	We	Th	Fr	Sa
					1	2
3	4	5	6	7	8	9
10	11	12	13	14	15	16
17	18	19	20	21	22	23
24	25	26	27	28	29	30
31						

August

Su	Mo	Tu	We	Th	Fr	Sa
	1	2	3	4	5	6
7	8	9	10	11	12	13
14	15	16	17	18	19	20
21	22	23	24	25	26	27
28	29	30	31			

September

Su	Mo	Tu	We	Th	Fr	Sa
				1	2	3
4	5	6	7	8	9	10
11	12	13	14	15	16	17
18	19	20	21	22	23	24
25	26	27	28	29	30	

October

Su	Mo	Tu	We	Th	Fr	Sa
						1
2	3	4	5	6	7	8
9	10	11	12	13	14	15
16	17	18	19	20	21	22
23	24	25	26	27	28	29
30	31					

November

Su	Mo	Tu	We	Th	Fr	Sa
		1	2	3	4	5
6	7	8	9	10	11	12
13	14	15	16	17	18	19
20	21	22	23	24	25	26
27	28	29	30			

December

Su	Mo	Tu	We	Th	Fr	Sa
				1	2	3
4	5	6	7	8	9	10
11	12	13	14	15	16	17
18	19	20	21	22	23	24
25	26	27	28	29	30	31

- □ Equity, index, cash-settled currency and treasury/interest rate options expiration date[1]
- ◇ Expiring equity, P.M. settled index options and treasury/interest rate option classes cease trading. Expiring cash-settled currency options cease trading at 12:00pm EST
- ■ VIX, RVX expiration date
- ● Exchange holiday (additional holidays may be announced)
- ■ A.M. settled index options cease trading
- ★ For 2010, 2013 Equity LEAPS® added; For 2011, 2014 Equity LEAPS® added
- ■ Quarterly expiration date
- ○ Bank holiday

[1]Equity LEAPS® expire in January. Index LEAPS® expire in December or January. Note: While these dates are accurate as of 12/15/09, they are subject to change.